Commonwealth of Kentucky

Trey Grayson

Secretary of State

Certificate of Dissolution

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

300 WEST VINE ST

SUITE 1400

LEXINGTON, KY  40507

I, Trey Grayson, Secretary of State of the Commonwealth of Kentucky, do hereby certify that according to the records in the office of the Secretary of State,

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

did not file its 2007 annual report within sixty days after it was due.  Accordingly, the Secretary of State administratively dissolved the corporation on November 1,2007

[SEAL OF THE COMMONWEALTH OF KENTUCKY OFFICE OF THE SECRETARY OF STATE]	IN WITNESS THEREOF, I have hereunto set my hand and affixed my official seal this 1st day of November, 2007
/s/ TREY GRAYSON
Trey Grayson Secretary of State